Exhibit 10.1

Confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission under a confidential treatment request. The redacted terms have been marked in this exhibit at the appropriate place with “XXX”.

September 17, 2018

Ascent Resources – Utica, LLC

3501 NW 63rd Street

Oklahoma City, OK 73116

Re: Purchase of Sand from CARBO Ceramics Inc.

Ladies and Gentlemen:

The purpose of this letter agreement (this “Agreement”) is to set forth the terms and conditions governing the sale of sand for hydraulic fracturing (“Sand”) by CARBO Ceramics Inc. (“Seller”) to Ascent Resources – Utica, LLC (“Buyer”).  The Buyer and Seller may be referred to herein collectively as the “Parties” and each individually, as a “Party”.

1.	Available Sand. During the term of this Agreement, Seller agrees to make available for purchase by Buyer the types of Sand, and quantities of each, specified on Exhibit A attached hereto.

2.

Purchase and Sale.  Buyer will provide Seller with a forward looking sixty (60) day estimated volume forecast within five (5) Business Days of the first day of each calendar month (each a “Volume Forecast”).  Each Volume Forecast will include the type(s) and quantity of Sand requested by Buyer and the estimated delivery date(s) for such Sand.  Following the Parties review of each Volume Forecast, the Parties will work in good faith to revise, if necessary, any purchase orders and sales order confirmations, so that such documents conform to the most recent Volume Forecast delivered by Buyer.  Buyer will provide Seller with an initial Volume Forecast on the Effective Date (as defined herein).  If, at any time, Seller does not reasonably believe it will be able to meet the then current Volume Forecast, Seller will provide immediate written notice to Buyer.

3.	Price and Payment.

(a)

The initial price per ton for each type of Sand sold hereunder is set forth on Exhibit A.  The prices set forth on Exhibit A will be valid through October 31, 2020.  The prices set forth on Exhibit A, as may be modified by other provisions in this Agreement, will continue for each Renewal Term (as defined herein) unless the Seller provides Buyer with new proposed pricing at least ninety (90) days prior to the expiration of the Initial Term (as defined herein) or Renewal Term, as applicable.  The Parties must agree in writing to any modifications to Exhibit A.

(b)

The prices set forth on Exhibit A do not include sales or use taxes now or hereafter imposed, directly or indirectly, by any governmental authority or agency with respect to the sale, delivery, consumption or use of Sand. Buyer shall pay such taxes directly or reimburse Seller for any such taxes which it may be required to pay.

(c)	In accordance with Section 6, all prices for Sand are F.O.B. from Seller’s transload facility in XXX (the “Primary Facility”).

Exhibit 10.1

(d)

Contracted rail freight rates and/or associated fuel surcharges (FSC) incurred by Seller in connection with the delivery of Sand to the Primary Facility may vary during the life of this Agreement due to market conditions beyond Seller’s control.  The Parties agree to review, negotiate and revise (if necessary) the prices set forth on Exhibit A every May 1st and November 1st to capture any increases or decreases to contracted rail freight rates and/or associated fuel surcharges (FSC) incurred by Seller in connection with the delivery of Sand to the Primary Facility.

(e)

All undisputed amounts for Sand purchased from Seller pursuant to this Agreement are due and payable, and shall be paid by Buyer, within (i) in the case of payments made using the Account (as defined herein), fifteen (15) days of receipt of an invoice from Seller setting forth the amount due and a description of Sand delivered to Buyer (including quantity, sieve size, delivery date(s) and price of the Sand; each an “Invoice”); or (ii) in the case of payments made using any other payment method, thirty (30) days of receipt of an Invoice.  Invoices must be received by 12:00pm (noon) Central Standard Time to be effectively received on a Business Day (as defined herein).  Invoices received after 12:00pm (noon) Central Standard Time are deemed received the following Business Day.  If the day on which any payment on an Invoice is due is not a Business Day, the relevant payment shall be due upon the Business Day immediately prior to the due date.   “Business Day” means any day except a Saturday, Sunday, or a Federal Reserve Bank holiday.  A Business Day shall open at 8:00 a.m. and close at 5:00 p.m. Central Standard Time.  All Prices hereunder are in U.S. Dollars, and all payments shall be made in such currency.

(f)

In addition to other payment methods, the Parties may mutually agree, in writing, that Seller will accept payments from Buyer’s proposed electronic payment account or card (the “Account”) with MUFG Union Bank, N.A. (the “Bank”).  For each payment from the Account, the Bank will either, at the election of Seller, (i) withhold a portion of each payment as a transaction cost in accordance with the Banks in accordance with the Banks CPA rates which can be located at any time on https://www.mastercard.us/content/dam/mccom/en-us/documents/merchant-interchange-rates.pdf under the heading “Large Ticket MPG/Commercial Payments Account” (the “Fee”); or (ii) invoice Seller monthly for all Fees related to the payments during the preceding month.  If Seller elects to have the Fee withheld pursuant to (d)(i) above, Buyer will pay the face value of each Invoice from the Account, and Seller agrees to accept, in full satisfaction of each Invoice, the amount deposited into Seller’s account by Bank.  If Seller elects to have the Bank bill the Seller monthly for the Fee, Seller agrees to pay the Fee to Bank in full each month.  The Parties agree to review, negotiate and revise (if necessary) the prices set forth on Exhibit A every May 1st and November 1st to capture any increases in the Fee charged by the Bank.

(g)

If Buyer, in good faith, disputes the amount of any Invoice, or any part thereof, Buyer will pay Seller such amount, if any, which is not in dispute in accordance with this Section 3 and will provide Seller written notice of the disputed amount, accompanied by supporting documentation to support the disputed amount, on or before the Invoice due date.  Upon ultimate resolution of the disputed portion of the Invoice, Buyer will pay Seller the amount owed, if any.  If the Parties are unable to resolve such dispute within thirty (30) days of notice provide hereunder, either Buyer or Seller may pursue any remedy available

Exhibit 10.1

at law or in equity to enforce its rights under this Agreement.

4.

General Terms of Sale.  The sale of all Sand pursuant to this Agreement shall be governed by those general terms of sale as set forth on Exhibit C attached to this Agreement; provided, in the event of a conflict or inconsistency between the terms set forth on Exhibit C and the terms of this Agreement, the terms of this Agreement shall govern and control.

5.

Working Capital Prepayment.  Upon the Parties execution of the first Purchase Order for Sand from the Primary Facility, Buyer will make an initial payment to Seller equal to (a) 50,000, multiplied by (b) the price set forth on Exhibit A for the type of Sand initially requested by Buyer, in writing, for delivery at the Primary Facility (the “Prepayment Amount”).  Seller will use the Prepayment Amount for the acquisition of Sand for the Primary Facility.  Seller will provide Buyer with accurate Invoices for all Sand purchased pursuant to this Agreement, however, Buyer will not be obligated to pay Seller (in accordance with Section 3) for any Sand delivered to Buyer until such time as the U.S. Dollar value of Buyer’s Sand purchases exceed the Prepayment Amount.

6.

Delivery.  Unless otherwise agreed to in writing by the Parties, delivery of Sand to Buyer shall be F.O.B. from the Primary Facility.  Title and risk of loss for Sand shall pass from Seller to Buyer upon loading the Sand into the truck or other mode of transportation designated by Buyer for delivery at the Primary Facility.

7.	Exclusivity.

(a)

Seller.  Except as otherwise set forth in Section 10, during the term of this Agreement the Primary Facility will be solely dedicated to the delivery of Sand to Buyer and Seller will not, without the express written consent of the Buyer, utilize the Primary Facility to sell or otherwise distribute Sand or any similar products to third-parties.

(b)

Buyer.  Seller hereby acknowledges that nothing in this agreement will limit or restrict, in any way, Buyer or its affiliate’s ability to purchase or sell Sand, including the negotiation, execution and performance of definitive transaction documents related thereto.

8.

Term of Agreement.  The term of this Agreement shall become effective upon the earlier of (i) November 1, 2018; or (ii) the date the first Purchase Order for Sand from the Primary Facility is executed by the Parties (the “Effective Date”) and, unless earlier terminated as provided elsewhere in this Agreement or by the mutual written agreement of the Parties, continue until 11:59pm Central Standard Time on October 31, 2020 (the “Initial Term”).   On each anniversary of the Effective date, this Agreement will automatically be extended for an additional twelve (12) month period (each a “Renewal Term”); provided however, either Party may terminate this Agreement in its sole discretion at the end of the Initial Term or Renewal Term, if applicable, by providing the other Party with at least sixty (60) days written notice prior to the end of the applicable term.  In the event Seller is holding funds on account for Buyer at the time this Agreement is terminated, Seller will return all such funds (less any amounts owed to Seller hereunder) to Buyer within three (3) Business Days.

9.	Volume.

(a)	XXX worth of Sand from Seller during the Initial Term. XXX Buyer will purchase all Sand

Exhibit 10.1

required by its frac crew(s) operating in XXX from Seller in accordance with the terms of this Agreement.

(b)

In the event Buyer purchases less Sand from Seller than reflected on the then applicable Volume Forecast, and such failure to purchase directly results in demurrage charges at the Primary Facility associated with the delivery of Sand to the Primary Facility, the Buyer agrees to pay demurrage charges of $55/day/railcar.  Upon Buyer’s written request, Seller agrees to use reasonable efforts to find an alternative buyer for any Sand delivered to the Primary Facility in accordance with the then applicable Volume Forecast but not ultimately purchased by Buyer (“Excess Sand”).  Seller will receive a 5% commission from Buyer on the sale of Excess Sand.

(c)

Seller will use its best efforts to source all Sand delivered to Buyer at the Primary Facility from Seller’s existing facility in Marshfield, Wisconsin.  In the event Seller is unable to deliver enough Sand from Marshfield, Wisconsin to the Primary Facility to meet the applicable Volume Forecast, Seller has the right to:

i.

XXX (the “Secondary Facility”) at the prices set forth on Exhibit A.  In order to offset increased final mile delivery charges related to Buyer taking delivery of Sand at the Secondary Facility, Seller will subtract from the prices set forth on Exhibit A the applicable trucking freight differential (per ton) set forth on Exhibit B based upon Buyer’s final delivery location.  Trucking freight rates may vary during the life of this Agreement due to market conditions beyond the Parties control.  The Parties agree to review, negotiate and revise (if necessary) the trucking freight differentials set forth on Exhibit B every May 1st and November 1st to capture any increases or decreases in trucking freight rates.

ii.

Supply Buyer with Sand (commonly known as “Northern White” and which meets the specifications requested by Buyer in the applicable Volume Forecast) acquired by Seller in region to cover any shortfall, if, in the good faith belief of Seller, it better meets the needs of the Parties.  Seller will be responsible for all transportation charges to the Primary Facility for Sand acquired by Seller pursuant to this Section 9(c)(ii).  The prices for Sand pursuant to this Section 9(c)(ii) will be the prices (per sieve size) for Sand at the Primary Facility as set forth on Exhibit A.

10.	Seller Shortfall Remedies.

(a)

For a period of ten (10) days after any sixty (60) day period in which Buyer fails to take delivery of a quantity of Sand sufficient, in the good faith estimate of the Parties, XXX sixty (60) day time period, Seller shall have the right to do one or more of the following: (1) begin selling Sand to third parties, which sales will not violate Section 7(a); (2) immediately terminate this Agreement upon written notice to Buyer; or (3) proceed with invoicing any fees due to Seller under Section 9(b).

(b)

In the event Buyer fails to take delivery of a quantity of Sand sufficient, in the good faith estimate of the Parties, XXX, then either Party will have the right to terminate this contract immediately upon written notice to the other Party.

Exhibit 10.1

11.	Buyer Shortfall Remedies.

(a)

If Buyer is running XXX, then for a period of ten (10) days after any sixty (60) day period that Seller fails to supply Buyer with the type, quality and quantity of Sand required, in the good faith estimate of the Buyer, XXX, Buyer shall have the right to immediately terminate this Agreement upon written notice to Seller.

(b)

If Buyer is running XXX, then for a period of ten (10) days after any sixty (60) day period that Seller fails to supply Buyer with the type, quality and quantity of Sand required, in the good faith estimate of the Buyer, to run all of Buyers frac crews during such period, Buyer shall have the right to immediately terminate this Agreement upon written notice to Seller.

(c)

In the event Seller fails to supply Buyer with the type, quality and quantity of Sand required, in the good faith estimate of the Buyer, XXX, if Buyer is XXX or (ii) all of Buyers frac crews, if Buyer is running fewer XXX, each for a period of one hundred and twenty (120) consecutive days, then either Party will have the right to terminate this contract immediately upon written notice to the other Party.

12.	Miscellaneous.

(a)

Force Majeure.  Either Party may suspend performance under this Agreement (other than Buyer’s payment obligations for Sand actually delivered) due to acts of God or of the public enemy; natural disasters, including, but not limited to, fires, floods, and other weather related incidents; riots; strikes; freight embargoes; any existing or future laws, or acts of the Federal or of any State Government (including any orders, rules or regulations issued by any official or agency of any such government) affecting the conduct of the Party’s business; and any cause beyond the reasonable control of a Party.  If a force majeure event occurs and prevails for a continuous period in excess of thirty (30) days, then the Parties shall enter into good faith discussions with a view to alleviating its effects, or agreeing upon alternative arrangements.  If the Parties are unable to agree upon alternative arrangements within thirty (30) days of entering discussions, either Party may terminate this Agreement by providing written notice to the other Party.

(b)

Assignment. This Agreement shall inure for the benefit of and be binding on the respective heirs, successors and permitted assigns of each Party, provided that no Party shall assign or transfer or purport to assign or transfer any of its rights or obligations hereunder except with the written consent of the other Party.

(c)

Entire Agreement; Amendment.  This Agreement, which includes all exhibits and schedules, constitutes the entire agreement between the Parties with regard to the purchase and sale of Sand, superseding all prior agreements or provisions agreed to by the Parties, whether written or oral.  Notwithstanding the foregoing, nothing in this Agreement will supersede the confidentiality obligations contained in that certain Confidentiality Agreement, dated September 12, 2018, by and between Seller and Buyer.  This Agreement may not be amended, changed, modified, waived or discharged, and no change, modification, waiver or amendment of any provision will be effective, except by written instrument executed by an authorized officer of each Party hereto.

Exhibit 10.1

(d)

Governing Law; Waiver of Jury Trial. This Agreement shall be interpreted, construed and governed by the laws of the State of Texas, without reference to choice of law principles thereof that might apply the laws of another jurisdiction.  Each Party irrevocably consents to the exclusive jurisdiction to the state and federal courts sitting in Harris County, Texas in any proceeding arising out of or in connection with this Agreement.  THE PARTIES HEREBY WAIVE, TO THE MAXIMUM EXTENT ALLOWABLE UNDER APPLICABLE LAW, ALL RIGHTS TO A TRIAL BY JURY FOR ANY CLAIM OR CONTROVERSY ARISING FROM OR RELATING TO THIS AGREEMENT.

(e)

Waiver of Damages.  NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH HEREIN, NEITHER PARTY SHALL BE LIABLE IN AN ACTION INITIATED BY ONE AGAINST THE OTHER FOR PUNITIVE, EXEMPLARY, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM OR ARISING OUT OF THIS AGREEMENT, OR DEFAULT IN THE PERFORMANCE HEREOF, WHETHER BASED UPON CONTRACT, TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY), WARRANTY OR ANY OTHER LEGAL THEORY, REGARDLESS OF WHETHER ANY SUCH DAMAGES WERE FORESEEABLE, WHETHER SUCH PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES.

(f)

Attorney’s Fees.  If any dispute arises between the Parties with respect to the matters covered by this Agreement which leads to a proceeding to resolve such dispute, the prevailing party in such proceeding will be entitled to receive its reasonable attorneys’ fees, expert witness fees and out-of-pocket costs incurred in connection with such proceeding, in addition to any other relief it may be awarded.

(g)

Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, and such counterparts together shall constitute one instrument. The execution and delivery of this Agreement by each party hereto may be evidenced by facsimile or other electronic transmission (including scanned documents delivered by email in pdf format), which will be binding upon all parties hereto.

(h)	Headings. The headings of the sections of this Agreement are for convenience only and shall not be considered in construing or interpreting any of the terms or provisions hereof.

(i)

Notices.  All notices, requests, consents, waivers and other communications given or made pursuant to this Agreement will be in writing and will be deemed effectively given upon the earlier of actual receipt or:  (a) personal delivery to the Party to be notified; (b) when sent, if sent by electronic mail to the recipient’s electronic mail address during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day (provided any notice sent by electronic mail shall be confirmed promptly by U.S. mail); (c) three (3) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) Business Day after the Business Day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt.  All communications will be sent to the respective Parties at their address as set forth below:

If to Buyer, addressed to:

Exhibit 10.1

Ascent Resources – Utica, LLC

Attn: Vice President – Operations

3501 NW 63rd Street

Oklahoma City, OK 73116

Email: john.adcock@ascentresources.com

With a copy (which shall not constitute notice) to:

Ascent Resources – Utica, LLC

Attn: General Counsel

3501 NW 63rd Street

Oklahoma City, OK 73116

Email: legalnotices@ascentresources.com

If to Seller, addressed to:

CARBO Ceramics Inc.

575 North Dairy Ashford, Suite 300

Houston, Texas  77079

Attn: Tim Kriegshauser

Email: Tim.Kriegshauser@carboceramics.com

Fax: ______________________

With a copy (which shall not constitute notice) to:

CARBO Ceramics Inc.

575 North Dairy Ashford, Suite 300

Houston, Texas  77079

Attn: General Counsel

Email: Robert.Willette@carboceramics.com

Fax: 281-921-6491

Very truly yours,

CARBO CERAMICS INC.

By: /s/ Don P Conkle

Name: Don P Conkle

Title: Vice President

ACKNOWLEDGED and AGREED this 26 day of September, 2018.

ASCENT RESOURCES – UTICA, LLC

By: /s/ Keith Yankowsky

Name: Keith Yankowsky

Title: EUP/COO

Exhibit 10.1

EXHIBIT A

Sand Types, Pricing and Quantity

Primary Facility; XXX

Sieve Size	Pricing (per ton)	Estimated Monthly Quantity (tons)	Estimated Contract Quantity (tons)
XXX	XXX	XXX	XXX
XXX	XXX	XXX	XXX
XXX	XXX	XXX	XXX
XXX	XXX	XXX	XXX

Secondary Facility; XXX

Sieve Size	Pricing (per ton)	Estimated Monthly Quantity (tons)	Estimated Contract Quantity (tons)
XXX	XXX	XXX	XXX
XXX	XXX	XXX	XXX
XXX	XXX	XXX	XXX
XXX	XXX	XXX	XXX

Exhibit 10.1

EXHIBIT B

Trucking Rate Differentials

Miles
Terminal	XXX	XXX	XXX	XXX
XXX	XXX	XXX	XXX	XXX
XXX	XXX	XXX	XXX	XXX

Rate/Mile - 42,000 lbs
Terminal	XXX	XXX	XXX	XXX
XXX	$ XXX	$ XXX	$ XXX	$ XXX
XXX	$ XXX	$ XXX	$ XXX	$ XXX

Differential	$ XXX	$ XXX	$ XXX	$ XXX

XXX	2 Year Term
XXX	$ XXX
XXX	$ XXX
XXX	$ XXX
XXX	$ XXX
XXX	$ XXX
XXX	$ XXX

Exhibit 10.1

EXHIBIT C

General Terms and Conditions

CARBO CERAMICS INC.

TERMS AND CONDITIONS OF SALE

Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the letter agreement between CARBO Ceramics Inc. and Ascent Resources – Utica, LLC, dated September 17, 2018.

1.

AGREEMENT OF SALE, ACCEPTANCE:  Any acceptance contained herein is expressly made conditional on Buyer's assent to any terms contained herein that are additional to or different from those proposed by Buyer in its purchase order and, hence, any terms and provisions Buyer's purchase order which are inconsistent with the terms and conditions hereof shall not be binding on the Seller. Terms contained herein that are additional to or different from those in the Agreement will be interpreted in accordance with Section 4 of the Agreement to which these General Terms and Conditions are attached as Exhibit C.  Unless Buyer shall notify Seller in writing to the contrary as soon as practicable after receipt hereof, acceptance of the terms and conditions hereof by Buyer shall be deemed made and, in the absence of such notification, the sale and shipment by the Seller of the goods covered hereby shall be conclusively deemed to be subject to the terms and conditions hereof.

2.

WARRANTY: Seller warrants that Sand supplied by the Seller are free from defects in materials and workmanship, provided, however, Seller shall have no obligation or liability under this warranty unless it shall have received prompt written notice specifying any such defect no later than five (5) business days from the date of delivery to Buyer. Buyer’s sole and exclusive remedy shall be for Seller to replace such portion of nonconforming goods, at no charge to Buyer, at the Primary Facility by such reasonable date as Buyer may request and to reimburse Buyer for any transportation, transloading or other costs incurred with respect to such Sand excluding charges for non-productive time on the well site. No Sand shall be returned to Seller without Seller's prior written consent and will be returned at Seller’s expense. THE WARRANTY SPECIFIED IN THIS PARAGRAPH IS THE SOLE AND EXCLUSIVE WARRANTY RELATING TO THE SAND AND IS IN SUBSTITUTION FOR AND IN LIEU OF ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED OR STATUTORY, INCLUDING THE WARRANTY OF MERCHANTABILITY AND THE WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, AS WELL AS ANY WARRANTY ARISING FROM COURSE OF DEALING, PERFORMANCE OR USAGE OF TRADE.

3.

LAWS, CODES, REGULATIONS, SAFETY DEVICES:  Compliance with laws, codes and regulations relating to Sand and its use is the sole responsibility of Buyer, and Seller makes no additional warranty or representation with respect thereto. Buyer assumes the responsibility for providing and installing any and all devices at the well site for protection, of safety, health and the environment and shall indemnify and hold harmless Seller against any portion of expense, loss, or damage which Seller may incur or sustain as a result of Buyer's failure to do so, including reasonable legal costs and expenses.  Buyer will not export or re-export the goods from the country of destination listed on Buyer’s initial order form without Seller’s express prior and express written permission.

4.	WARNING FOR SALES INVOLVING SAND. For sales of goods that involve Sand or Sand-based products, the following statement shall apply:

WARNING:  This product contains crystalline silica - quartz, which can cause silicosis (an occupational lung disease) and lung cancer if inhaled.  Avoid breathing dust from this product.  FOR FURTHER INFORMATION, SEE PRODUCT SAFETY DATA SHEET.